UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

November 23, 2016

Internap Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-31989 (Commission File Number)	91-2145721 (IRS Employer Identification Number

One Ravinia Drive, Suite 1300, Atlanta, Georgia (Address of Principal Executive Offices)	30346 (Zip Code)

Registrant’s telephone number, including area code: (404) 302-9700

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Securities Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Securities Act (17 CFR 240.13e-2(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01 Other Events.

Internap Corporation (the "Company") is filing this Current Report on Form 8-K ("Current Report") to retrospectively adjust certain financial information and related disclosures included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2015 ("Annual Report"), which was filed with the Securities and Exchange Commission ("SEC") on February 18, 2016. Effective January 1, 2016, we changed our organizational structure in an effort to create more effective and efficient operations and to improve customer and product focus. In that regard, we revised the information that our chief executive officer, who is also our chief operating decision maker, regularly reviews for purposes of allocating resources and assessing performance. As a result, beginning January 1, 2016, we report our financial performance based on our new segments, which are (1) data center and network services and (2) cloud and hosting services. In addition, in conjunction with the change in our organizational structure, we reclassified certain costs included in the expense categories on our consolidated statement of operations, which resulted in the following: a reclassification of “Sales and marketing” and “General and administrative” to “Sales, general and administrative” and “Direct costs of amortization of acquired and developed technologies” to “Depreciation and amortization” included on our consolidated statements of operations. Prior periods have been restated to conform with the new presentation. Further, effective January 1, 2016, the Company adopted new guidance the Financial Accounting Standards Board Accounting Standards Update ("ASU") 2015-03, Interest - Imputation of Interest: Simplifying the Presentation of Debt Issuance Costs, and applied it retrospectively to all periods presented.

This Current Report and Exhibit 99.1 are being filed solely to reflect the changes noted above, and accordingly, the following Items of the Annual Report are being adjusted retrospectively:

•	Part I, Item 1. Business;
•	Part II, Item 6. Selected Financial Data;
•	Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations; and
•	Part II, Item 8. Financial Statements and Supplementary Data from Internap Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

All other information in the Annual Report is not materially affected by the changes noted above, and as such, remains unchanged. Unaffected items and unaffected portions of the Annual Report have not been repeated in, and are not amended or modified by, this Current Report or Exhibit 99.1.

The information in this Current Report and Exhibit 99.1 with respect to the Company should be read in conjunction with the Company's Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2016, June 30, 2016 and September 30, 2016, which were filed with the SEC on May 5, 2016, August 4, 2016 and November 3, 2016, respectively. This Current Report and Exhibit 99.1 does not reflect events that may have occurred subsequent to the original filing date of the Annual Report, and does not modify or update in any way the disclosures made in the Annual Report other than as required to retrospectively reflect the segment changes and the adoption of ASU 2015-03, as described above. For information on developments since the filing of the Annual Report, please refer to the Company's subsequent filings with the SEC. The information contained in Exhibit 99.1 to this Current Report is not an amendment to, or a restatement of, the Annual Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 23.1	Consent of PricewaterhouseCoopers LLP.

Exhibit 99.1	Updated Part I Item 1. Business, Part II Item 6. Selected Financial Data, Part II Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations, and Part II Item 8. Financial Statements and Supplementary Data from Internap Corporation's Annual Report on Form 10-K for the year ended December 31, 2015.

Exhibit 101	The following materials formatted in Extensible Business Reporting Language (XBRL): (i) Consolidated Statements of Operations, (ii) Consolidated Statements of Comprehensive Income (Loss), (iii) Consolidated Balance Sheets, (iv) Consolidated Statements of Cash Flows, (v) Consolidated Statements of Changes in Shareholders’ Equity, (vi) Notes to Consolidated Financial Statements and (vi) Schedule of Valuation and Qualifying Accounts.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Internap Corporation

By	/s/ Robert M. Dennerlein
Name: Robert M. Dennerlein
Chief Financial Officer

Date: November 23, 2016